Supplement Dated June 1, 2011 to the following Prospectuses:

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Research HLS Fund

Hartford Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford SmallCap Growth HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Each dated May 1, 2011

And

Hartford Global Health HLS Fund

Dated May 1, 2011, as last amended May 6, 2011

Effective June 1, 2011, paragraphs seven and eight under the heading “Frequent Purchases and Redemptions of Fund Shares” in the above referenced Prospectuses are deleted and replaced with the following:

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such exchange or purchase already occurred) and the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent, Hartford Administrative Services Company (“HASCO”), shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis,  HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through omnibus accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

This Supplement should be retained with your Prospectus for future reference.